Supplement dated March 11, 2014

to the Prospectus for each of:

Strategic Group Variable Universal Life® dated May 1, 2013

Strategic Variable Life® Plus dated May 1, 2013

Strategic Variable Life® dated May 1, 2009

This supplement provides important updates to the investment choices available through your policy. Please read it carefully and keep it with your current prospectus.

Change to Investment Adviser

Effective April 1, 2014, MML Investment Advisers, LLC (“MML Advisers”) will replace Massachusetts Mutual Life Insurance Company (“MassMutual”) as the investment adviser for funds offered through the MML Series Investment Fund and MML Series Investment Fund II. MML Advisers, a Delaware limited liability company, is a wholly-owned subsidiary of MassMutual.

Fund Trust Reorganization

Effective April 30, 2014, the Oppenheimer International Growth Fund/VA, a series of the Panorama Series Fund, will become a part of the Oppenheimer Variable Account Funds.

The Board of Trustees of both series made this decision solely to gain operational efficiencies that result from having all of the variable account funds under a single corporate entity. The investment objective, investment policies, restrictions, fees, service providers and share class structure of the Oppenheimer International Growth Fund/VA will not change due to this reorganization.

Any transfers you make out of the Oppenheimer International Growth Fund/VA between now and the reorganization, will not be subject to a transfer charge, will not count towards the number of transfers allowed per year and will not count towards transfer limits imposed by our market timing policies. (Note: some contracts and policies are not subject to limits on the number of transfers per year and/or transfer fees.)

There are no other changes being made at this time.

If you have questions about this supplement or other product questions, please contact your registered representative or contact MassMutual at 1-800-548-0073 (Monday – Friday between 8:00 – 5:00 Eastern Time).

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com or by contacting MassMutual at 1-800-548-0073 (Monday – Friday between 8:00 – 5:00 Eastern Time).

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